Exhibit 7.03
                                                                    ------------

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of June 28, 1996 by and among Astea International Inc., a Delaware corporation ("ASTEA" or the "COMPANY"), and the former shareholders of Abalon AB, a corporation organized under the laws of Sweden, including its affiliated corporations or subsidiaries ("ABALON"), Per Edtsrom, Orjan Grinndal and Henrik Lindberg (collectively the "SHAREHOLDERS" and individually a "SHAREHOLDER").

                                    RECITALS

         A. The Company, Abalon and the Shareholders are parties to a certain Share Purchase Agreement dated as of June 20, 1996 (the "SHARE AGREEMENT") pursuant to which Astea will acquire Abalon and its affiliated corporations through an acquisition from the Shareholders of all of the outstanding stock of Abalon and/or its affiliated entities in exchange for cash consideration of US$8,550,000 and the issuance of 233,236 shares of Astea's Common Stock, $.01 par value per share (the "ASTEA COMMON STOCK"), as set forth in the Share Agreement.

         B. The execution and delivery of this Agreement by the parties hereto is a condition precedent to the obligations of the parties to consummate the transactions under the Share Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

         1.       DEFINITIONS

         For the purposes of this Agreement, the following terms have the meanings indicted below:

                  1933 ACT. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time

                  1934 ACT. The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  BUSINESS DAY. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

                  COMMISSION.   The  United  States   Securities   and  Exchange
Commission.

                  CHANGE IN CONTROL. A change in control of Astea shall mean the sale of all or substantially all of the capital stock or assets of Astea, or any reorganization, merger, tender offer, consolidation or other form of business combination involving Astea where Astea is not the surviving entity, or effect a change in the composition of a majority of the Board of Directors due to any proxy solicitation of shareholders desiring a change in the composition of the Board of Directors with the intent of changing or influencing control of Astea.

                  HOLDER. Any person owning Registrable Securities who is a party to this Agreement, and any transferee thereof in accordance with Section 7 or 11 of this Agreement.

                  PROSPECTUS. The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such
Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  REGISTER, REGISTRATION AND REGISTERED. A registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  REGISTRABLE SECURITIES. The shares of Astea Common Stock issued to and received by the Shareholders pursuant to the Share Agreement and any securities that may be issued by the Company or any successor to the Company from time to time with respect to, in exchange for, or in replacement of such shares of Astea Common Stock, including, without limitation, securities issued as a stock dividend on or pursuant to a stock split or similar recapitalization of such shares of Astea Common Stock; provided, however, that those shares as to which the following apply shall cease to be Registrable Securities: (a) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the 1933 Act and such Registrable Securities shall have been disposed of under such Registration Statement; (b) such Registrable Securities shall have become transferable, or have become eligible for transfer (whether or not so transferred), in accordance with the resale provisions of

Regulation S or any successor rule or provision, under the 1933 Act; (c) such Registrable Securities shall have been transferred in a transaction in which the Shareholder's rights and obligations under this Agreement were not properly assigned in accordance with this Agreement; (d) such Registrable Securities shall have ceased to be outstanding; or (e) the shares of Astea Common Stock have previously been sold, transferred or assigned by a Shareholder in accordance with this Agreement and permitted by Section 4 hereof.

                  REGISTRATION  EXPENSES. All expenses incident to the Company's performance of or compliance with Sections 2 and 4 hereof, including, without limitation, all registration and filing fees (including filing fees with respect to the Commission and to the National Association of Securities Dealers, Inc. and listing fees of the Nasdaq National Market System), all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey, but excluding any fees and expenses for foreign qualification in such jurisdictions), all printing expenses, all registrars' and transfer agents' fees and all fees and disbursements of the Company's counsel and independent public accountants; provided, however, that Registration Expenses shall not include the fees and expenses of counsel to the holders of Registrable Securities, or underwriters' discounts or commissions associated with the sale of the Registrable Securities.

                  REGISTRATION STATEMENT. A registration statement prepared and filed with the Commission in compliance with the 1933 Act.

                  REGULATION S. Regulation S promulgated under the 1933 Act and the rules, regulations and interpretations thereof issued by the Commission as may be in effect from time to time.

                  SELLER. Any person, including any Holder, participating in an offering of any Registrable Securities of the Company pursuant to this Agreement.

                  SELLING EXPENSES. All applicable transfer taxes and any fees and disbursements of any counsel, accountants or other advisors for any Seller of the Registrable Securities being registered.

                  SHELF REGISTRATION. A registration effected pursuant to a shelf Registration Statement of the Company, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. A Registration Statement relating to a Shelf Registration shall be referred to herein as the "SHELF REGISTRATION STATEMENT." The Shelf Registration Statement shall be effected on Form S-3 or any successor form prescribed by the Commission.

                  U.S. PERSON shall mean those individuals or entities described in Rule 902(o) and (p) of Regulation S of the 1933 Act and as further set forth on Appendix A to this Agreement..

         2.       "PIGGY-BACK" REGISTRATION RIGHTS

         Subject  in all  instances  to the  resale  restrictions  set  forth in
Section 4, commencing on and after January 1,, 1997, if at any time thereafter Astea shall determine to register in a public offering under the 1933 Act any of its Common Stock for its own account, or the account of other shareholders of the Company, it shall send to the Shareholders written notice of such determination and, if within 15 calendar days after receipt of such notice, any Shareholder shall so request in writing, Astea shall include in such registration statement all or any part of the Registrable Securities the Shareholder requests to be registered (subject to the resale restrictions set forth in Section 4 as to number of Registrable Securities which may be resold under this agreement at any time). This right shall not apply to a registration of shares of Astea Common Stock on Form S-8 or Form S-4 (or their then equivalents or successor forms) relating to shares of Astea Common Stock to be issued by Astea in connection with any acquisition of any entity or business, or shares of Astea Common Stock issuable in connection with any stock option, stock purchase plan or other employee benefit plan.

         If, in connection with any offering involving an underwriting of Astea Common Stock to be issued for the account of the Company or selling securityholders, the managing underwriter shall impose a limitation on the number of shares of such Astea Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the Astea Common Stock and to maintain a stable market for the securities of the Company, then the Company shall be obligated to include in such registration statement only such limited portion of the stock with respect to which the Shareholder has requested inclusion hereunder, on a pro rata basis based on the number of shares of Common Stock originally requested for inclusion therein by the Company, the Shareholders, and all other selling securityholders possessing contractual registration rights.

         The provisions of this Section 2 shall expire with respect to any Shareholder at such time as any such Shareholder shall be eligible to resell the Registrable Securities in the United States or to a U.S. Person (as defined in Appendix A) pursuant to the resale provisions of Regulation S.

         3.       SHELF REGISTRATION

         3.1      DEMAND REGISTRATION RIGHT

         Subject to the limitations set forth elsewhere in this Section 3, commencing on or after January 1, 1997, and subject to the resale restrictions and limitations set forth in Section 4 hereof, Astea will, upon the written request of the Shareholders holding a majority of the Registrable Securities, use its reasonable efforts to promptly effect qualification and registration of the Registrable Securities under the Securities Act on a Form S-3 registration statement (or any other registration statement form for which it is then eligible, other than Form S-1) as a Shelf Registration. Astea shall not be required to effect more than two registrations on Form S-3 pursuant to the provisions of this Section 3. The rights to demand registration of the Registrable Securities set forth in this Section 3 shall expire on December 31, 1998, except that this date shall be extended by the number of days beginning on January 1, 1997 through December 31, 1998 during which a registration statement by the Company is not available for sales of the Registrable Securities because of (i) the operation of this Section 3; or (ii) the failure of the Company to qualify for the use of Form S-3 because of its failure to file on a timely basis all reports required to be filed under the 1934 Act; or (iii) the nonfiling by the Company of a current report on Form 8-K (and any amendments thereto) containing pro forma combined financial statements and results of operations of Astea and Abalon. Astea and the Shareholders shall use reasonable efforts to coordinate sales of the Registrable Securities pursuant to a Form S-3 registration statement with Astea's market makers in a manner to ensure stability in the trading price of Astea Common Stock.

         3.2      LIMITATION ON SHELF REGISTRATION OBLIGATION

         Notwithstanding the provisions of Section 3.1, and subject to the limitations described below in this Section 3 and Section 4, if, prior to the filing or effective date of the Shelf Registration Statement referred to in
Section 3.1 above, the Company shall furnish to such Holders a certificate issued by the Board of Directors upon the advice of counsel and signed by the President of the Company stating that, in their good faith judgment:

                  (a) the  filing of the  Shelf  Registration  Statement  or the offering of securities  pursuant  thereto would  materially and adversely affect
(i) a pending or scheduled public offering of Astea's securities, (ii) a pending or proposed acquisition, merger, consolidation, reorganization, strategic alliance, corporate partnership, restructuring or similar transaction of or by Astea, which in each case is material to the business of Astea, (iii) bona fide negotiations, discussions or proposals with respect to any of the foregoing types of transactions, or (iv) the financial condition, position, prospects, stock price or strategy of Astea in connection with the proposed disclosure of any pending or threatened litigation, claim, assessment or government investigation which may be required thereby; and

                  (b) in the event the Shelf Registration Statement were then effective and sales of Registrable Securities were being made or offered thereunder, and disclosure of all material information with respect to the foregoing transactions had not been made, such circumstances would cause a violation of the 1933 Act or the 1934 Act and result in potential liability to Astea and/or the Shareholders; then the Company shall have the right, subject to the limitations set forth in Section 3.3(d) hereof, to defer the filing or effectiveness, as the case may be, of such Shelf Registration Statement for such period of time as such the above circumstances shall continue, such period not to exceed 75 days following the date of suspension, provided that the Company may not exercise such right to defer the filing or effectiveness more than once in any six-month period.

         3.3      SELLING PROCEDURES; SUSPENSION

         Each Holder of Registrable Securities agrees to give written notice to the General Counsel and the Chief Accounting Officer of the Company at least five (5) Business Days prior to any intended sale or distribution of Registrable Securities under the Shelf Registration Statement referred to in Section 3.1, which notice shall specify the date on which such Holder intends to begin such sale or distribution. As soon as practicable after the date such notice is received by the Company, and in any event within three (3) Business Days after such date, the Company shall comply with either paragraph (a) or (b) below.

                  (a) Except in the event that paragraph (b) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holders of the Registrable Securities who gave such notice copies of any documents filed pursuant to Section 3.3(a)(i); and (iii) inform each such Holder that the Company has complied with its obligations in
Section 3.3(a)(i) (or that, if the Company has filed a post-effective amendment to the Shelf Registration Statement which has not yet been declared effective, the Company will notify each such Holder to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment and will immediately notify each such Holder pursuant to Section 3.3(a)(i) hereof when the amendment has become effective). Each Holder who has given notice of intention to distribute such Holder's Registrable Securities in accordance with
Section 3.3 hereof (a "NOTICE HOLDER") shall sell all or any of such Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus only during the 90-day period commencing with the date on which the Company gives notice, pursuant to Section 3.3(a)(i), that the Registration Statement and Prospectus may be used for such purpose (such 90-day period is referred to as a "SELLING PERIOD"). The Notice holders will not sell any Registrable Securities pursuant to such Registration Statement or Prospectus after such Selling Period without giving a new notice of intention to sell pursuant to Section 3.3 hereof and receiving a further notice from the Company pursuant to Section 3.3(a)(i) hereof or paragraph (b) below.

                  (b) In the event of (i) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Shelf Registration Statement for amendments or supplements to a Shelf Registration Statement or related Prospectus or for additional information; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) any event or circumstance which necessitates the making of any changes in the Shelf Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) that, in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, in accordance with the provision of Section 3.2, , it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or similar events; then, subject to paragraph (d) below, the Company shall deliver a certificate in writing to the Notice Holders (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, each such Notice Holder's Selling Period will not commence (a "SUSPENSION") until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in
Section 3.3(a)(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

                  (c) In the event any of the events or circumstances listed in the foregoing paragraph (b) occur or exist after a Selling Period has commenced, subject to paragraph (d) below, the Company shall have the same right to suspend such Selling Period by delivery of a Suspension Notice as the Company would have had if the Selling Period had not yet commenced, and any such suspension of a Selling Period shall be deemed included within the meaning of the term "Suspension" for all purposes under this Agreement.

                  (d) In the event of any Suspension, or any delay in effecting the Shelf Registration under Section 3.2 above, the Company will use its best efforts to ensure that the use of the Prospectus so suspended or delayed may be commenced or resumed, as the case may be, and that any Selling Period so suspended will commence or resume, as the case may be, as soon as practicable and, in the case of a pending development, filing or event referred to in
Section  3.3(b)(iv)  or (v) hereof,  as soon,  in the judgment of the  Company's
Board of Directors (in accordance with the provisions of Section 3.2), as disclosure of the material relating to such pending development, filing or event would not have an adverse effect on the Company's ability to consummate the transaction, if any, to which such development, filing or event relates. Notwithstanding any other provision of this Agreement, the Company shall have the right to cause a maximum of two (2) Suspensions, neither of which may be within 30 days of the other, as provided above (including for this purpose a delay in effecting the Shelf Registration pursuant to Section 3.2 above) during any 12-month period after the initial effective date of the Shelf Registration Statement, and the total number of days in any 12-month period during which a Suspension or Suspensions (including for this purpose a delay in effecting the Shelf Registration Statement pursuant to
Section 3.2 above) may be in effect shall not exceed 90 days.

                  (e) Subject to the provisions of Section 3.2, the Company will use its best efforts to maintain the effectiveness for (i) up to 180 days, (or such shorter period of time as the underwriters need to complete the distribution of the registered offering in any Company-primary or secondary offering), in the case of a registration pursuant to Section 2, or (ii) or twenty-four (24) months in the case of a Shelf Registration statement on Form S-3 pursuant to Section 3.1, of any registration statement pursuant to which any of the Registrable Securities are being offered. The Company from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statue or regulation. The Company will also provide each holder of Registrable Securities with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         3.4      UNDERWRITING AGREEMENT

         If in connection with any proposed distribution by the Shareholders under the "piggy back" registration referred to in Section 2, the Company in its discretion shall determine that it is in the best interests of the Company to effect distribution by means of an underwriting, the Company shall promptly notify the Shareholders of such determination. In such event, the right of any Shareholder to participate in such distribution shall be conditioned upon such Shareholder's participation in the underwriting arrangements required by this
Section 3.4, including without limitation, the requirement that the Shareholder enter into an underwriting agreement in customary form with the managing underwriter selected for the underwriting by the Company.

         4.       RESTRICTIONS ON TRANSFER OF SHARES

         Notwithstanding any other provision in this Agreement, each Shareholder agrees not to sell, assign, transfer, grant an option for, engage in any derivative security transaction with respect to, or otherwise dispose of in any manner any of the Registrable Securities, whether to the public or in privately-negotiated transactions, except with respect to those shares for which the restrictions on transfer set forth in this Section shall lapse in the following increments and on the dates set forth below. The amount of Registrable Securities held by each Shareholder listed on Exhibit A shall then become eligible for the registration rights and be released from the restrictions on transfer set forth in this Agreement in the following increments on the following dates set forth below:

       On and after January 1, 1997:               15% of the Registrable Shares

       On and after April 30, 1997:                19% of the Registrable Shares

       On and after September 30, 1997:            19% of the Registrable Shares

       On and after December 31, 1997:             15% of the Registrable Shares

       On and after June 30, 1998:                 16% of the Registrable Shares

       On and after December 31, 1998:             16% of the Registrable Shares

         In the event of any attempted transfer of the Registrable Shares in violation of the foregoing restrictions, the registration rights set forth in this Agreement shall automatically expire with respect to each Shareholder who transfers such Registrable Shares in violation of the foregoing restrictions. In the event of any violation of these restrictions, the Company shall have to right to issue stop transfer instructions to its transfer agent to prevent any threatened or continuing violation of these transfer restrictions and to seek a decree for specific performance of the provisions of this Agreement.

         Notwithstanding the foregoing, a Shareholder may (i) transfer up to 30% of his Registrable Securities by way of gift for estate planning purposes to any member of his immediate family or to any trust for the benefit of any such family member, provided that any transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the original shareholder hereunder, or (ii) transfer any of his Registrable Securities by will or the laws of descent and distribution to the heirs of the Shareholder, or in the event of the disability of the Shareholder, to the legal representatives of the Shareholder, in which event each such transferee shall also be bound (and shall agree in writing to be bound) by all of the provisions of this Agreement to the same extent as if such transferee were the original Shareholder hereunder.

                  THE PROVISIONS OF THIS SECTION 4 SHALL EXPIRE AND TERMINATE WITH RESPECT TO ANY SHAREHOLDER UPON (i) A CHANGE IN CONTROL OF ASTEA; (ii) THE DEATH OR DISABILITY OF A SHAREHOLDER; (iii) A TERMINATION, WITHOUT CAUSE, OF THE SHAREHOLDER UNDER THE EMPLOYMENT AGREEMENT BETWEEN THE SHAREHOLDER AND ABALON; OR
                  (iv) A MATERIAL BREACH BY ASTEA OF ANY OF THE MATERIAL PROVISIONS OF THIS AGREEMENT, THE SHARE AGREEMENT, THE EMPLOYMENT AGREEMENT BETWEEN A SHAREHOLDER AND ABALON, OR THE ESCROW AGREEMENT. THE PROVISIONS OF THIS SECTION 4 SHALL NOT APPLY TO A PLEDGE, MORTGAGE OR OTHER ENCUMBRANCE OF THE REGISTRABLE SECURITIES PURSUANT TO A BONA FIDE LOAN TRANSACTION IN WHICH THE REGISTRABLE SECURITIES ARE GIVEN AS ADDITIONAL COLLATERAL TO SECURE THE LOAN AND THE LOAN OBLIGATION IS A FULL RECOURSE OBLIGATION WITH RESPECT TO COLLATERAL OTHER THAN THE REGISTRABLE SECURITIES.

         5.       EXPENSES

         The Company will pay all Registration Expenses in connection with the registration of Registrable Securities effected by the Company pursuant to Sections 2 and 3. Holders of Registrable Securities registered pursuant to this Agreement shall pay all Selling Expenses associated with such registration, with each Holder bearing a pro rata portion of the Selling Expenses based upon the number of Registrable Securities registered by each Holder.

         6.       EXPIRATION OF REGISTRATION RIGHTS

         The obligations of the Company under Section 2 and 3 of this Agreement to register the Registrable Securities shall expire and terminate at such time as the Shareholder shall be entitled or eligible to sell all such securities in the United States or to a U.S. Person without restriction and without a need for the filing of a registration statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Regulation S as promulgated by the Commission. The determination as to whether the Shareholder is entitled or eligible to sell all Registrable Securities without the need for registration under the Securities Act shall be based on a written opinion of counsel that registration of the Registrable Securities is not required under the Securities Act, sufficient to permit the transfer agent to transfer such securities upon a sale by the Shareholder. The obligations of the Company under Section 3 of this Agreement shall expire on December 31, 1998 (provided no stop transfer orders are in place with the transfer agent), except that this date shall be extended by the number of days beginning on January 1, 1997 through December 31, 1998 during which a registration statement by the Company is not available for sales of the Registrable Securities because of (i) the operation of Section 3.2 and 3.3; or (ii) the failure of the Company to qualify for the use of Form S-3 because of its failure to file on a timely basis all reports required to be filed under the 1934 Act; or (iii) the nonfiling by the Company of a current report on Form 8-K (and any amendments thereto) containing pro forma combined financial statements and results of operations of Astea and Abalon.

         7.       REGISTRATION PROCEDURES

         In connection with the registration of Registrable Securities under this Agreement, and subject to the other provisions of this Agreement, the Company shall:

                  (a) use its best efforts to cause the Registration Statement filed in accordance with Section 2 or Section 3 to become effective as soon as practicable after the date of filing thereof;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the shorter of (i) the duration of its registration obligations, or (ii) until there are no Registrable Securities outstanding, and to comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities;

                  (c) furnish to each Seller of such Registrable Securities such number of copies of the Prospectus included in such Registration Statement as such Seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                  (d) use its best efforts to register or qualify all securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such Seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) notify each Seller of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary to amend or supplement such Prospectus to comply with the law, and at the request of any such Seller, prepare and furnish to such Seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such Prospectus, as amended or supplemented, will comply with the law;

                  (f) timely file with the Commission such information as the Commission may prescribe under Section 13 or 15(d) of the 1934 Act and otherwise use its best efforts to ensure that the public information requirements of Rule 144 under the 1933 Act are satisfied with respect to the Company. The Company shall furnish to any Holder of Registrable Securities, upon request, copies of the Company's most recent annual and quarterly reports and other publicly available documents filed with the Commission as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell Registrable Securities without registration.

                  (g) use its best efforts to qualify such securities for inclusion in the Nasdaq National Market, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such Registration Statement; and

                  (h) issue to any person to which any Holder of Registrable Securities may sell such Registrable Securities in connection with such registration certificates evidencing such Registrable Securities without any legend restricting the transferability of the Registrable Securities.

                  From time to time, the Company will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statute or regulation. The Company will also provide the holder of Registrable Securities with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         8.       1934 ACT REGISTRATION

         The Company shall timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the 1934 Act; and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 under the 1933 Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c),
(ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly-filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration.

         9.       SHAREHOLDER INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that all Shareholders of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

         10.      INDEMNIFICATION AND CONTRIBUTION

         In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Seller, the officers, directors, partners, agents and employees of each Seller, any underwriter (as defined in the 1933 Act) for such Seller and each person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Seller, officer, director, partner, agent, employee, underwriter or controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Seller, underwriter or controlling person.

                  (b) Each Seller will indemnify and hold harmless the Company, each of its officers, directors, partners, agents or employees, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Seller or any of its directors, officers, partners, agents or employees or any person who controls such Seller, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, or other such Seller or director, officer, partner, agent, employee or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Seller expressly for use in connection with such registration; and each such Seller will reimburse any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, other Seller, officer, director, partner, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller, which consent shall not be unreasonably withheld or delayed; provided further, that the aggregate liability of each Seller in connection with any sale of Registrable Securities pursuant to a Registration Statement in which a Violation occurred shall be limited to the net proceeds from such sale.

                  (c) Promptly after receipt by an indemnified  party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing or conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                  (d) If recovery is not available under the foregoing indemnification provisions of this Section 10, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and the indemnified parties, except to the extent that contribution is not permitted under Section 11(f) of the 1933 Act. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances, including, without limitation, whether any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder of Registrable Securities, on the other hand. The Company and the Shareholders of the Registrable Securities covered by such Registration Statement agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No seller of Registrable Securities covered by such Registration Statement or person controlling such Seller shall be obligated to make any contribution hereunder which in the aggregate exceeds the net proceeds of the securities sold by such seller, less the aggregate amount of any damages which such seller and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. The obligations of such Shareholders to contribute are several in proportion to their respective ownership of the Registrable Securities covered by such Registration Statement and not joint.

         11.      TRANSFERABILITY

         The registration rights set forth in this Agreement are not transferable except to the persons permitted in Section 4. All transferees shall agree in writing to be bound by all of the provisions of this Agreement. The Company may issue stop transfer instructions to its transfer agent to inform the transfer agent of the resale restrictions imposed by the provisions of Section 4 hereof.

         12.      LEGENDS

         Each Holder understands and agrees that the certificates evidencing the Registrable Securities will bear a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT. THESE SHARES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S) UNTIL AFTER AUGUST 8, 1996. AFTER SUCH DATE, THIS LEGEND SHALL HAVE NO FURTHER EFFECT."

         13.      REGULATION S REPRESENTATIONS

         13.1 SHAREHOLDER'S REPRESENTATIONS. (a) In order to induce the Company to issue the Registrable Securities to the Shareholders pursuant to the Share Agreement and this Agreement, each Shareholder severally represents and warrants to, and covenants with, the Company as follows: (i) the Shareholder is not a U.S. person1* as that term is defined under Regulation S; (ii) at the time of the issuance of the Registrable Securities, the Shareholder was located outside the United States and will be outside of the United States as of the date of the execution and delivery of this Agreement or any permitted resales of the Registrable
Securities pursuant to regulation S; (iii) the Shareholder is acquiring the Registrable Securities for his own account and not on behalf of any U.S. person or any other person, and the issuance of the Registrable Securities has not been pre-arranged with a purchaser in the United States and Shareholder is acquiring the Registrable Securities for investment purposes and not with a current view towards distribution to the public and has no present arrangement or intention to sell the Registrable Securities; (iv) the Shareholder represents and warrants and hereby agrees that all sales of the Registrable Securities (permitted under
Section 4) prior to the expiration of a period commencing on the date of issuance of the Registrable Securities to the Shareholders and ending 40 days thereafter (the "RESTRICTED PERIOD") shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to the registration of such securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, and the Shareholder shall not take a short position directly or indirectly with respect to the Company's common stock during the Restricted Period, and that all offers and sales after the expiration of the Restricted Period in the United States or to U.S. person shall be made only pursuant to such a registration or to such exemption from registration; (v) the Shareholder acknowledges and agrees that the Registrable Securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons unless the Registrable Securities are registered under the 1933 Act or an exemption from the registration requirements of the 1933 Act is available; (vi) the Shareholder has received and carefully reviewed the Company's 1995 Annual Report to shareholders and its most recent Annual Report on Form 10-K, as amended and its subsequent quarterly reports on Form 10-Q (collectively, the "SEC REPORTS"); (vii) the Shareholder has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company; (viii) the Shareholder has such knowledge and expertise in financial and business matters that the Shareholder is capable of evaluating the merits and risks involved in an acquisition in the Registrable Securities; (ix) except as set forth in this Agreement and the Share Agreement, no representations or warranties have been made to the Shareholder by the Company or any agent, employee or affiliate of the

______________________________________

     *See Appendix A attached hereto for definitions of "U.S. person" and "United States" under Regulation S.

Company and in entering into this Agreement the Shareholder is not relying upon any information, other than that contained in this Agreement, the SEC Reports and the results of independent investigation made by the Shareholder or his representatives.

                  (b) The Shareholder understands that the Registrable Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of the Shareholder to acquire the Registrable Securities and the Shareholder acknowledges that it is Shareholder's responsibility to satisfy itself as to the full observance by this issuance of the Registrable Securities to Shareholder of the laws of any jurisdiction outside the United States.

                  (c) Each Shareholder understands that in the view of the Commission, the statutory basis for the exemption claimed for the transaction would not be present if the sale, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act and Shareholder confirms that its acquisition of the Registrable Securities is not part of any such plan or scheme. The Shareholder is acquiring the Registrable Securities for investment purposes and has not present intention to sell the Registrable Securities in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or promptly now or promptly after the expiration of the Restricted Period.

                  (d) Shareholder acknowledges that the Company may have its counsel prepare a legal opinion to authorize the Company's transfer agent to issue the Registrable Securities with a restrictive legend.

         13.2 COMPANY'S REPRESENTATIONS. At the time the Registrable Securities were committed to be issued, the Company reasonably believed that each Shareholder was outside of the United States and was not a U.S. Persons; and the Company reasonably believes that the issuance of the Registrable Securities has not been pre-arranged with a purchaser in the United States. The Company is a "Reporting Company" as defined by Rule 902 of Regulation S. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock trades on NASDAQ.

         14.      MISCELLANEOUS

         14.1     AMENDMENTS AND WAIVERS

         Any provision of this Agreement may be amended and the observance thereof may only be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 9.1 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of Registrable Securities, and the Company.

         14.2     NOTICES

         Any notice required or permitted to be given hereunder shall be in writing and shall be deemed given at the opening of business on the first Business Day following the time (a) delivery is made, if by hand delivery, (b) the facsimile is successfully transmitted, if by telecopier or facsimile machine, or (c) the Business Day after such notice is deposited with a reputable overnight courier service, postage prepaid, for next-day delivery, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice.

         14.3     GOVERNING LAW

         This Agreement shall for all purposes be governed by and construed in accordance with the internal laws of the State of Delaware with respect to the enforceability of contracts and in accordance with the United States securities laws with respect to matters involving securities laws regarding the registration of the Registrable Shares, both without regard to conflicts-of-laws principles. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Delaware with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations between parties arising under this Agreement.

         14.4     SEVERABILITY

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excised from this Agreement, and the remainder of this Agreement shall be interpreted as if such provision were so excised and shall be enforceable in accordance with its remaining terms.

         14.5     COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                                ASTEA INTERNATIONAL INC.

                                                BY:  /s/ Caesar J. Belbel
                                                     ___________________________


                                                    TITLE: Vice President and
                                                           General Counsel
                                                           _____________________

                                                SHAREHOLDERS:

                                                /s/ Per Edstrom
                                                --------------------------------
                                                PER EDSTROM

                                                /s/ Orjann Grinndal
                                                --------------------------------
                                                ORJANN GRINNDAL

                                                /s/ Henrik Lindberg
                                                --------------------------------
                                                HENRIK LINDBERG

                                   SCHEDULE A



HOLDERS                                                          REGISTRABLE
- -------                                                           SECURITIES
                                                                  ----------
Per Edstrom                                                         77,746
Orjann Grinndal                                                     77,745
Henrik Lindberg                                                     77,745

                                   APPENDIX A

                  Pursuant to Rule 902(o) and (p) of Regulation S, the terms "U.S. Person" and "United States" are defined as follows:

                  (o)      U.S. Person.  (1) "U.S. Person" means:

                  (i)      Any natural person resident in the United States;

                  (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) Any estate of which any executor or administrator is a U.S. person;

                  (iv)     Any trust of which any trustee is a U.S. person;

                  (v) Any agency or branch of a foreign entity located in the United States;

                  (vi) Any non-discretionary account or similar account (other than an estate or trust (held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

                  (vii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

                  (1) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

                  (2) Notwithstanding paragraph (o)(1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                           (i) An executor or administrator of the estate who is
not a U.S. person has sole or shared investment discretion with respect to the corpus of the estate; and




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                           (ii)     The estate is governed by foreign law.

                  (3) Notwithstanding paragraph (o)(1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

                  (4) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

                  (5) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                           (i) The agency or branch  operates for valid business
reasons; and

                           (ii) The agency or branch is engaged in the  business
of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                  (6) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

         (p) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.